Exhibit 10.1

AMENDMENT NO. 6 TO LOAN AND SERVICING AGREEMENT

(BDCA FUNDING I, LLC)

THIS AMENDMENT NO. 6 TO THE LOAN AND SERVICING AGREEMENT, dated as of November 4, 2015 (this “Amendment”), is entered into by and among BDCA Funding I, LLC, as the borrower (in such capacity, the “Borrower”), Business Development Corporation of America, as the servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as the required lender as of the date hereof (in such capacity, the “Required Lender”), and Wells Fargo Securities, LLC, as the administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the meanings provided in the Agreement (as defined below).

R E C I T A L S

WHEREAS, reference is made to the Loan and Servicing Agreement, dated as of July 24, 2012 (as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), by and among the Borrower, the Servicer, the Conduit Lenders, the Institutional Lenders, the Swingline Lender, the Lender Agents, the Administrative Agent, and U.S. Bank National Association, as the collateral agent, the account bank and the collateral custodian; and

WHEREAS, the Borrower and the Servicer request that the Lenders and the Administrative Agent amend the Agreement upon and subject to the terms and conditions set forth in this Amendment;

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as specified herein, pursuant to and in accordance with Section 11.01 of the Agreement;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.             AMENDMENT.

Section 1.01 of the Agreement is hereby amended as follows:

(a)             The definition of “Management Agreement” is hereby amended and restated in its entirety as follows:

““Management Agreement” means the Amended and Restated Investment Advisory and Management Services Agreement, dated as of June 23, 2011, between BDCA and BDCA Adviser, LLC, or the investment advisory agreement entered into in replacement thereof between BDCA and BDCA Adviser, LLC that was approved by a majority of the outstanding stockholders of BDCA at a special meeting of the shareholders held on September 30, 2015.”

(b)             Clause (i) of the definition of “Servicer Termination Event” is hereby amended and restated in its entirety as follows:

“(i)             any change in the management of the Servicer (whether by resignation, termination, disability, death or lack of day-to-day management) relating to any of Peter Budko, Robert Grunewald and William Kahane failing to be an employee or partner of BDCA, AR Capital, LLC, or AR Global Investments, LLC, as applicable, that is actively involved in the management of BDCA’s daily activities including, but not limited to, general management, management of the Collateral Portfolio, underwriting, and the credit approval process and credit monitoring activities, and such individuals are not replaced with other individuals reasonably acceptable to the Administrative Agent within 60 days of such event;”

SECTION 2.             Agreement in Full Force and Effect as AMENDED AND Waived.

Except as specifically amended and waived hereby, all provisions of the Agreement and the other Transaction Documents (including all Obligations of the Borrower and rights of the Administrative Agent and the Lender thereunder) shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement and corresponding references thereto or therein such as “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement or other Transaction Documents other than as expressly set forth herein.

SECTION 3.             Representations.

Each of the Borrower and the Servicer, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(i)             it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii)             the execution, delivery and performance by it of this Amendment and the Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii)             no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Agreement as amended hereby by or against it;

(iv)             this Amendment has been duly executed and delivered by it and is effective to amend the Agreement as contemplated by the amendment provisions thereof;

(v)             each of this Amendment and the Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(vi)             there is no Unmatured Event of Default, Event of Default or Servicer Termination Event.

SECTION 4.             Conditions to Effectiveness.

The effectiveness of this Amendment is conditioned upon the receipt by the Administrative Agent of executed counterparts of this Amendment.

SECTION 5.             Miscellaneous.

(a)             This Amendment may be executed in any number of counterparts (including by facsimile or e-mail), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)             The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(a)             This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(b)             The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(c)             Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(d)             This Amendment and the Agreement represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.

(b)             THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BDCA FUNDING I, LLC,
as the Borrower

By:	BUSINESS DEVELOPMENT CORPORATION OF AMERICA, Member of BDCA Funding I, LLC

By:	/s/ Robert K. Grunewald
Name: Robert K. Grunewald Title: President and CIO

BUSINESS DEVELOPMENT CORPORATION OF AMERICA,
as the Servicer

By:	/s/ Robert K. Grunewald
Name: Robert K. Grunewald Title: President and CIO

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Required Lender

By:	/s/ Allan Schmitt
Name: Allan Schmitt Title: Director

WELLS FARGO SECURITIES, LLC,
as the Administrative Agent

By:	/s/ Beale Pope
Name: Beale Pope Title: Vice President